The Trusted CPaaS Investors Presentation May 2020 Copyright © Kaleyra, Inc. 2020 AMERICAN Exhibit 99.2

LEGAL DISCLAIMER INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra, Inc. (“Kaleyra” or, the “Company”) assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future business plans of Kaleyra’s management team and the Company’s financial results. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might,” "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pre-2019 pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the U.S. Securities and Exchange Commission (the "SEC"). Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 10-K for the fiscal year ended December 31, 2019, filed with the “SEC” on April 22, 2020, and in Kaleyra's Form 8-K filed with the SEC on May 11, 2020, and the reconciliation of Adjusted EBITDA can be found on slides 18 and 20 of this presentation. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. Copyright © Kaleyra, Inc. 2020

Kaleyra, Inc. (NYSE American: KLR, KLR.WS) is a trusted global Communications Platform as a Service (CPaaS) offering multi-channel integrated business communication solutions. Global Customers Messages 27B Voice Calls 3B Network Operator Connections 1600+ Global Offices (APAC - EU - US) 12 Employees Worldwide 260+ 3000+ Data as of December 31, 2019 ABOUT KALEYRA Copyright © Kaleyra, Inc. 2020

1999 2009 2016 2018 2018 Ubiquity founded Solutions Infini founded Ubiquity & Solutions Infini merged Joint entity rebranded to Kaleyra 2019 Kaleyra acquires US-based Buc Mobile Highlights Of FY19 Results Record total revenue of $129.6 million, up 66% year-over-year on a consolidated basis; 30% organically on a pro-forma basis Gross margin of 20.3%, up from 19.8% in fiscal 2018 27 billion billable messages and 3 billion voice calls processed, up 17.4% and 200% respectively, on a pro-forma basis, from 2018 OUR JOURNEY: FROM BOOTSTRAPPING TO THE NYSE Copyright © Kaleyra, Inc. 2020

Avi Katz, Ph.D Chairman John Mikulsky Director Emilio Hirsch, Ph.D Director Matteo Lodrini Director Neil Miotto Director THE BOARD OF DIRECTORS Esse Effe, S.p.A. Dario Calogero Director Copyright © Kaleyra, Inc. 2020

Dario Calogero Chief Executive Officer Nicola Junior Vitto Chief Product Officer Filippo Monastra Chief of Staff Aniketh Jain Chief Revenue Officer Ashish Agarwal Chief Technology Officer Giacomo Dall’Aglio Chief Financial Officer Soren Schafft General Manager, Connectivity and Industry Solutions THE MANAGEMENT TEAM Copyright © Kaleyra, Inc. 2020

Blue Chip Customer Partners Customers rely upon Kaleyra’s products to deliver critical functionality, resulting in long-lasting, sticky relationships. We are a preferred partner for Enterprises and SMBs alike: Improving Metrics, Attractive Financial Profile and Valuation Disciplined management has produced above-market growth and profitability in an emerging market. 86% of Kaleyra’s 2019 growth came from its existing customer base, predominantly through increased traffic volume. As a newly public company, market valuation remains attractive compared to peers. INVESTMENT HIGHLIGHTS Technology Leadership Across Enterprise Communications Enterprise-grade cloud communication platform delivers secure voice and messaging APIs. Flexible, fully redundant and feature-rich products offer industry-leading security and total integration. Large Market Opportunity Coupled with Strong Secular Tailwinds CPaaS market is expected to reach $14.3 billion in 2022 from $4.3 billion in 2019 (27% CAGR).(1) The volume of chatbot usage is expected to grow globally by 84% YoY (2018 - 2023).(2) Strong Track Record of M&A Management’s strong track record of identifying and integrating accretive assets positions Kaleyra well for future inorganic growth. Kaleyra today is an integrated combination of Ubiquity (Europe), Solutions Infini (India) and Buc Mobile (USA). Source – 451 Market Monitor (2020) Source – Juniper Research (2020) Copyright © Kaleyra, Inc. 2020

Voice WhatsApp Kaleyra is the perfect suite for unified customer communication that every business requires. Our wide range of products can be accessed easily through a user-friendly web portal and via robust APIs too. We cater to businesses across many verticals such as e-commerce, BFSI, travel, retail and education. We also provide global connectivity solutions to carriers and ISPs in 190+ countries, driven by strong worldwide demand. Chatbots PRODUCT OFFERINGS Messaging Notifications Email Verify Numbers Flow Builder Contact Center Conversations Lookup Copyright © Kaleyra, Inc. 2020

KALEYRA’S TECHNOLOGY Cloud And On-premise In line with customers’ needs, Kaleyra continues investing in its data centers while enabling public cloud (99.99% uptime), hybrid cloud, private cloud and on-premise deployments. Connectivity Kaleyra is an OLO (Other Licensed Operator). It has over 1600 direct connections to operators to ensure high quality, unmatched pricing, and delivery efficiency. High Deliverability Intelligent high-priority routing assures unparalleled speed, consistency and pricing. Scalability With the ability to transmit high volumes of messages and easily handle traffic spikes, Kaleyra answers to the requests of customers for scalability and flexibility. Support Kaleyra provides 24/7 global customer service, as well as consulting services and comprehensive documentation to support customers with any technical queries. APIs Platform functionality is available through easy-to-use, frequently-updated APIs along with error logs. Copyright © Kaleyra, Inc. 2020

GLOBAL & DIVERSIFIED CUSTOMER BASE Enterprise Connectivity BFSI E-commerce Travel Retail Education Copyright © Kaleyra, Inc. 2020 2019 Geographic Mix Enterprise (72%) Connectivity (28%) 2019 Revenue Split

TRUSTED CLOUD COMMUNICATIONS PLATFORM AS A SERVICE Copyright © Kaleyra, Inc. 2020 NETWORK OPERATORS END-USERS BUSINESSES

LARGE HIGH-GROWTH TOTAL ADDRESSABLE MARKET Source: 451 Research Market Monitor CPaaS 2020. The forecasts included in this report do not incorporate the impact of the COVID-19 pandemic. Average Expected Compound Annual Growth Rate: 27% Forecasts by Channel A2P Messaging(1) The size of the global A2P messaging market will grow from $61B in 2019 to $78B in 2022. Contact Centers(2) The size of the global contact center software market will grow from $3.17B in 2019 to $9.09B in 2025. Chatbots(3) The volume of chatbot usage is expected to grow by 84% globally (2018-2023). In the United States, access to chatbots will grow YoY by 160%, in India by 342%, in Western Europe 169.99%. (1) Statista estimates, Credence Research (2020) (2) Statista estimates, Grand View Research (2020) (3) Source: Juniper Research (2020) Copyright © Kaleyra, Inc. 2020 $M

GROWTH STRATEGY

Highly predictable revenue evidenced by over 80% of Kaleyra's growth coming from its existing customer base

Increased Volume of Traffic from Existing Installed Customer Base

- ~86% of Kaleyra's 2019 YoY growth came from its current customers doing more transactions
- Global customer base of 3,000+

New Customers and Strengthened Product Portfolio

- Executing sales and marketing efforts to acquire new customers
- New $15 million fixed purchase order with U.S-headquartered global mega-cap media customer
- Launch of Kaleyra Cloud in 2020 provides an all-in-one cloud communication software solution
- New innovation lab k-lab supports product development to enterprise mobile CX.

Geographic Expansion

- Expand global presence, in particular into the Americas and Asia-Pacific markets
- Initial engagement with major U.S.-based telecommunications customer
- Recruit world-class talent
- Target accretive acquisition to further market penetration.

Cross / Up-Selling Existing Customers

- Adding new capabilities to clients' existing offerings – voice on top of messaging
- Enhance existing product functionality via key Independent Software Vendor (ISV) partnership integrations.

Copyright © Kaleyra, Inc. 2020 13

Strong historical top line growth and profitability with a robust pipeline for future growth via new product roadmap, M&A, and industry tailwinds Exceptional operating leverage model, generating 2x of Adjusted EBITDA expansion for every 1x of sequential revenue growth Growth % 42% 27% 32% Gross Margin % 18% 19.8% 20.3% Growth % 56% 76% 50% Margin % 5.4% 7.5% 8.6% STRONG GROWTH AND HIGH OPERATING LEVERAGE Note: Figures derived from US GAAP financials, except as otherwise indicated. PF refers to Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees. Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions). 2016PF revenue is unaudited and under Italian GAAP. Consolidated Revenue | $ in Millions Adjusted EBITDA | $ in Millions Copyright © Kaleyra, Inc. 2020

2020 Q1 FINANCIAL REVIEW $33.6M +21.3% vs. prior year Revenue Over 80% of growth from existing customers Addition of a large new enterprise customer Over 3,000 customers, only one 10% +customer 14.1% vs. 18.9% prior year Gross Margin Higher connectivity costs due to new customer startup (-) Growth in new voice products (+) Increased penetration in the US (+) 7 Billion +6.1% vs. prior year Messages New services delivered to existing customers Volume delivered to a new U.S based customer 0.9 Billion + 12.5% vs prior year Voice Calls Market in India driving growth Voice carries higher gross margins than messaging $(0.3)M vs. $0.3m prior year Adj. EBITDA(1) Backs out $6.3 million of stock-based compensation and $2.4 million of transaction costs Includes $1 million initial public company compliance costs not included in 2019 Q1 Comparable Adj. EBITDA was $0.7M before public costs 1See definition on slide 2 and reconciliation of non-GAAP measures on slide 20 Copyright © Kaleyra, Inc. 2020 Revenue by Geography March 31, 2020 March 31, 2019

APPENDIX

FINANCIAL YEAR CONSOLIDATED STATEMENTS OF OPERATIONS Copyright © Kaleyra, Inc. 2020 The following table shows the audited financial year consolidated statements of operations prepared in accordance with US GAAP. ($ in thousands) 2019 2018 Revenue 129,558 77,845 Cost of revenue 103,205 62,425 Gross profit 26,353 15,420 Research and development 5,310 3,368 Sales and marketing 6,031 6,313 General and administrative 17,431 11,359 Loss of equity investments - (95) Total operating expenses 28,772 20,945 Loss from operations (2,419) (5,525) Other and financial income, net 820 151 Loss before income taxes (3,239) (5,676) Income tax expense 2,273 1,424 Net Loss (5,512) (7,100)

FINANCIAL YEAR ADJUSTED EBITDA RECONCILIATION Copyright © Kaleyra, Inc. 2020 The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. ($ in millions) 2019 2018PF GAAP Net Loss ($5.5) ($7.1) Other income, net ($0.1) ($0.4) Foreign currency loss $0.5 $0.1 Income tax expense $2.3 $1.4 Loss from Operations ($2.4) ($5.5) Depreciation and Amortization $2.6 $1.5 Stock-based compensation and preference shares $2.1 $8.0 Transaction and one-off costs $8.3 $3.4 Company restructuring $0.5 $0.0 Adjusted EBITDA $11.1 $7.4 Note: Management uses non-GAAP financial measures such as Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles.

2020 Q1 CONSOLIDATED STATEMENTS OF OPERATIONS Copyright © Kaleyra, Inc. 2020 The following table shows unaudited financial year consolidated statements of operations prepared in accordance with US GAAP. ($ in thousands) Q1 2020 Q1 2019 Revenue 33,633 27,725 Cost of revenue 28,902 22,476 Gross profit 4,731 5,249 Research and development 2,810 1,196 Sales and marketing 3,743 1,472 General and administrative 7,759 3,779 Total operating expenses 14,312 6,447 Loss from operations (9,581) (1,198) Other, financial income and currency, net 169 (102) Loss before income tax expense (benefit) (9,412) (1,300) Income tax expense (benefit) (589) 79 Net Loss (8,823) (1,379) Net loss per common share basic and diluted (0.44) (0.13) Weighted average shares, basic and diluted 19,979,589 10,687,106

2020 Q1 ADJUSTED EBITDA RECONCILIATION Copyright © Kaleyra, Inc. 2020 The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Note: Management uses non-GAAP financial measures such as Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. ($ in millions) Q1 2020 Q1 2019 GAAP Net Loss ($8.8) ($1.4) Other income, net ($0.0) ($0.1) Financial expense, net $0.0 ($0.1) Foreign currency loss ($0.2) $0.3 Income tax expense ($0.6) $0.1 Loss from Operations ($9.6) ($1.2) Depreciation and Amortization $0.6 $0.7 Stock-based compensation and preference shares $6.3 $0.3 Transaction and one-off costs $2.4 $0.6 Company restructuring $0.0 $0.0 Adjusted EBITDA ($0.3) $0.3 Public company costs not comparable to prior year $1.0 $0.0 Adjusted EBITDA comparable to PY $0.7 $0.3

BALANCE SHEET Copyright © Kaleyra, Inc. 2020 Note: Figures derived from US GAAP financials, except as otherwise indicated. ($ in Millions)         (Unaudited) as of 3/31/20 (Audited) as of 12/31/19 CURRENT ASSETS           Cash and Cash Equivalents $16.237 $16.103 Restricted Cash $20.810 $20.894 Short-term Investments $3.079 $5.124 Trade Receivables $36.307 $39.509 Prepaid Expenses $1.246 $0.648 Other Current Assets $2.757 $4.224 TOTAL CURRENT ASSETS     $80.436 $86.502 Property and Equipment, Net $3.888 $3.393 Intangible Assets, Net $8.665 $9.353 Goodwill $16.370 $16.953 Other Long-term Assets $2.082 $1.203 TOTAL ASSETS       $111.441 $117.404 ($ in Millions)       (Unaudited) as of 3/31/20 (Audited) as of 12/31/19 CURRENT LIABILITIES         Accounts Payable $56.674 $63.320 Debt for Forward Share Purchase Agreements $31.530 $34.059 Notes Payable $15.228 $11.130 Lines of Credit $5.278 $3.327 Current Portion Bank and Other Borrowings $5.925 $7.564 Deferred Revenue $1.538 $1.397 Preference Shares $0.002 $2.530 Payroll and Payroll Related Accrued Liabilities $2.929 $1.038 Other Current Liabilities $2.023 $1.379 TOTAL CURRENT LIABILITIES   $121.127 $125.946 Bank and Other Borrowings $20.621 $16.134 LT Notes Payables due to Related Parties $3.750 $7.500 Employee Benefit Obligation $1.341 $1.398 Deferred Tax Liabilities $1.638 $2.045 Other Long-term Liabilities $4.599 $3.155 TOTAL LIABILITIES       $153.076 $156.178 STOCKHOLDERS' EQUITY         Common Stock $0.002 $0.002 Additional Paid-in Capital $11.190 $2.143 Treasury stock, at cost ($2.587) -- Accumulated Other Comprehensive Income ($0.424) $0.074 Accumulated Deficit ($49.816) ($40.993) TOTAL STOCKHOLDERS' EQUITY (DEFICIT)   ($41.635) ($38.774) TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT) $111.441 $117.404